The Skin Cancer Diagnostics Company COMPANY PRESENTATION NOVEMBER 14, 2019 NASDAQ:CSTL

DISCLAIMERS › Forward-Looking Statements The information in this presentation contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning the anticipated milestones, including expected commercial availability of our pipeline products, estimated total addressable market attributable to our pipeline products, and our plans for commercial expansion, including anticipated number of sales territories. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward- looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward- looking statements, including, without limitation, the risks set forth in our final prospectus filed with the SEC on July 26, 2019 relating to our Registration Statements on Form S-1 (File Nos. 333-232369 and 333-232796) and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law. DecisionDx, DecisionDx-UM, DecisionDx-Melanoma, and the Castle Biosciences logo are the registered trademarks of Castle Biosciences, Inc. This presentation may also contain trademarks and trade names that are the property of their respective owners. 2

CASTLE BIOSCIENCES Improving Health Outcomes Of Patients With Skin Cancer Through Innovative, Clinically Actionable, Cost-effective Diagnostics › STRONG FINANCIALS › High volume growth: 3Q2019 = DecisionDx-Melanoma = 32%; 30% total GEP test reports › Strong revenue: 3Q2019 =$14.8 million; YTD2019 = $34.2 million › Gross Margin: 3Q2019=$13.1 million, or 88% › Cash at September 30, 2019, of $94.5 million › INNOVATIVE PRODUCTS › Two commercialized products that improve treatment decisions for patients with melanoma › 95% of commercial emphasis currently on skin melanoma › Pipeline products → Two additional skin cancer products expected to launch in second half of 2020 › Will increase estimated U.S. total addressable market size by $1.4B to $2.0B › ADVANCING EVIDENCE DEVELOPMENT › We support our products with extensive studies on clinical validity, clinical utility and analytical validity › 22 peer-reviewed publications for DecisionDx-Melanoma › Both DecisionDx-Melanoma and DecisionDx-UM achieved Category I MAAA CPT code status › Recently presented clinical validation data for DecisionDx-SCC pipeline product 3

RECENT AND UPCOMING EXPECTED MILESTONES 2018 2019 2020 2021 4

CASTLE'S DERMATOLOGICAL CANCER PRODUCTS & CURRENT PIPELINE TARGET AN ESTIMATED $2.0B U.S. TOTAL ADDRESSABLE MARKET[1]

	MELANOMA	SQUAMOUS CELL CARCINOMA	SUSPICIOUS PIGMENTED LESIONS
TOTAL ANNUAL INCIDENCE	~190,000 Patients	~1 Million Patients	~2 Million Patients
INITIAL CASTLE ADDRESSABLE MARKET	**~130,000 patients** classified as Stage I, II or III **~$540M Estimated U.S. TAM**	**~200,000 patients** present with high-risk features **~$820M Estimated U.S. TAM**	**~300,000 patients** with an indeterminant biopsy **~$600M Estimated U.S. TAM**
COMPANIES WITH ADRESSABLE OFFERINGS	Castle DecisionDx MELANOMA	Castle (proj. 2H2020) DecisionDx-SCC	Castle (proj. 2H2020) Myriad Genetics: myPath®Melanoma

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.

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CASTLE'S PRODUCTS & PRODUCT PIPELINE

		DEVELOPMENT			VALIDATION			COMMERCIALIZATION			
		Secure Samples	Assay Development	Algorithm Development	Analytical Validation	Clinical Validation	Clinical Utility	Physician Adoption	Medicare[1]	Commercial Payors	Guideline Inclusion
Currently available	DecisionDx MELANOMA Cutaneous Melanoma	✓	✓	✓	✓ 1 published study	✓ 11 published studies	✓ 7 published studies 3 published systematic reviews/practice guideline	✓ ~3,400 ordering clinicians (2018)	LCD effective Dec 2018 ✓ Covered lives: 60 million	In process	
Currently available	DecisionDx-UM Uveal Melanoma	✓	✓	✓	✓ 2 published studies	✓ 10 published studies	✓ 2 published studies	✓ >130 ordering clinicians (2018)	LCD effective Jul 2017 ✓ Covered lives: 60 million	✓ Covered lives: 83 million	✓
Near term pipeline	DecisionDx-SCC Squamous cell carcinoma	✓	✓	✓	✓	✓					
Near term pipeline	Suspicious Pigmented Lesion	✓	In process	In process							

[1]Includes Medicare Advantage.

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The Skin Cancer Diagnostics Company

TWO PRIMARY TREATMENT DECISIONS ARE REQUIRED FOLLOWING DIAGNOSIS OF CUTANEOUS MELANOMA Diagnosis of localized cutaneous melanoma 1 2 Is the risk of Is the risk of SLN- recurrence high positivity high enough to warrant enough to warrant initiation of imaging, referral for the high frequency SLNB surgery? follow-up, adjuvant therapy, and clinical trial enrollment? Traditionally, tumor thickness and Traditionally, tumor ulceration are used thickness, ulceration, to make this and SLN status are decision used to make this decision SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy. 8

DECISIONDX-MELANOMA INFORMS THESE TWO IMPORTANT CLINICAL DECISIONS AND IMPACTS TREATMENT PLANS

Diagnosis of localized cutaneous melanoma

DecisionDx MELANOMA

1

Is the risk of SLN-positivity high enough to warrant referral for the SLNB surgery?

Tumor thickness, age, and DecisionDx-Melanoma

2

Is the risk of recurrence high enough to warrant initiation of imaging, high frequency follow-up, adjuvant therapy, and clinical trial enrollment?

Tumor thickness, ulceration, SLN status and DecisionDx-Melanoma

LIMITATIONS OF CURRENT STAGING TO INFORM BOTH DECISIONS

1 SLNB Surgery:

- SLNB is prognostic only – no melanoma-specific survival benefit
- Surgery is often based upon a 5% or greater likelihood of SLN positivity
- Only 12% will be SLN-positive on average; SLNB also has an 18% median false negative rate
- 11.3% complication rate and average reimbursed cost between $20,000 to $24,000

2 Risk of recurrence management:

- 2 out of 3 deaths occur in the “low-risk” group
- Many in the “high-risk” group do well

SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy.

Source: AJCC v7 J Clin Oncol 2009; SEER data release 2017; Morton et al. N Engl J Med 2014; Whiteman et al. J Invest Dermatol 2015; Shaikh et al. J Natl Cancer Inst 2016; Poklepovic and Carvajal. ONCOLOGY 2018; Sondak and Zager. Ann Surg Oncol 2010. Moody et al. Euro Jrnl Surg Onc. 2017.

DECISIONDX-MELANOMA WORKFLOW:
AFTER DIAGNOSIS FOR MORE ACCURATE PREDICTION OF RISK

DecisionDx
MELANOMA

Patients with Stage I – III Melanoma

- Primary CM Tissue (FFPE)
- Castle CAP/CLIA Certified Lab
- RNA Isolation
- 31 Gene Expression Profile
- Proprietary Algorithm Predicts Class

Class 1:

Low risk of SLN positivity (eligible T1-T2)

Low risk of melanoma recurrence (T1-T4)

- **1A** Lowest risk
- **1B** Low risk

Class 2:

Higher risk of SLN positivity (eligible T1-T2)

high-risk of melanoma recurrence (T1-T4)

- **2A** high-risk
- **2B** Highest risk

Gerami et al. *Clin Cancer Res* 2015; Gerami et al. *JAAD* 2015; Zager et al. *BMC Cancer* 2018; Gastman et al. *JAAD* 2019

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DECISION 1 : SLNB SURGERY RULE OUT IN T1-T2 MELANOMAS Probability of a Positive Sentinel Lymph Node1 DecisionDx- DecisionDx-Melanoma Class 1A identifies a Melanoma All Ages ≥65 years 55-64 years <55 years Result (n=1065) (n=448) (n=247) (n=370) low risk for SLN positivity similar to stage T1a patients (for whom SLNB is not Class 1A 4.6% 1.6% 4.9% 7.6% recommended) Class 1B/2A 10.8% 6.9% 7.7% 19.6% Class 2B 18.8% 11.9% 30.8% 24.0% Class 1A Outcomes (all ages) Median follow-up MSS OS DMFS RFS Class 1A patients show excellent 5-year survival outcomes in >5 years 99.6% 98.2% 95.3% 93.5% long-term archival studies1 Outcomes confirmed in prospective, multi-center study2 3.2 years n/r 99.4% 98.8% 96.8% Data shows DecisionDx-Melanoma could result in 74% fewer SLNB surgeries, potentially saving U.S. healthcare system $250M1,3 1Vetto et al. Future Oncol 2019. 2Hsueh et al. Poster discussion abstract, ASCO 2019. 3Clearview health economic model, data on file. T1-T2 tumors are ≤2.0mm thick (“Breslow’s” thickness or depth). MSS = melanoma specific survival. OS = overall survival. DMFS = distant metastasis free survival. RFS = recurrence free survival. 11 n/r = not reported.

DECISION 2 : 50% OF PATIENTS HAD A CHANGE IN MANAGEMENT

4 consecutive clinical impact studies have shown 47-53% change in risk of recurrence management

Changes in patient management include:

- Imaging and labs
- Sentinel lymph node biopsy guidance
- Clinical visit frequency
- Referrals

Study	Design	# of Patients	% Change in Management
Berger[1]	Prospectively tested cohort, multi-center. Retrospective pre test / post test management.	156	53%
Dillon[2]	Prospective, multi-center: pre test / post test management	247	49%
Farberg[3]	169 physician impact study: patient vignettes with pre test / post test management	n/a	47-50%
Schuitevoerder[4]	Prospectively tested cohort, single center. Retrospective pre test / post test management; and modeling of prospective cohort	91	52%

[1]Berger, et al. 2016 Curr Med Res Opin; 2Dillon et al. 2018 Skin; 3Farberg et al. 2017 Jrnl Drugs Derm; 4Schuitevoerder, et al. 2018 Jrnl Drugs Derm.

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DECISIONDX-MELANOMA INFORMS BOTH PRIMARY TREATMENT DECISIONS, ADDRESSING THE ISSUES OF OVER- AND UNDER-TREATMENT

1 *Rule-out SLNB for T1-T2 melanoma patients, including T1a with adverse features*

→ **Class 1A: <5% SLN positivity and favorable prognosis**
Class 1B-2B: ≥5% SLN positivity and higher rates of metastasis

SLNB decision: T1a with adverse features and T1b-T2

T1a	T1a HR	T1b	T2	T3	T4

Risk of recurrence: Any T ≥0.3 mm

2 *Guide follow-up, referrals, imaging and adjuvant therapy decisions for patients with any T ≥0.3 mm.*

→ **Class 1A: lowest risk**
Class 1B: low risk
Class 2A: high-risk
Class 2B: highest risk

Vetto et al. Future Oncol 2019; Marks et al SKIN J Cutaneous Med 2019

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22 STRONG PEER-REVIEWED PUBLICATIONS SINCE 2015 FOR DECISIONDX-MELANOMA

Validation & Performance Studies

- Vetto et al. *Future Oncol* 2019
- Gastman et al. *JAAD* 2019
- Gastman et al. *Head & Neck* 2019
- Zager et al. *BMC Cancer* 2018
- Ferris et al. *JAAD* 2017
- Gerami et al. *CCR* 2015
- Gerami et al. *JAAD* 2015
- Cook et al. *Diagn Pathol* 2018

Prospective Studies

- Keller et al. *Cancer Med* 2019
- Podlipnik et al. *JEADV* 2019
- Greenhaw et al. *Dermatol Surg* 2018
- Hsueh et al. *J Hematol Oncol* 2017

Systematic Reviews and Practice Guidelines

- Berman et al. *SKIN* 2019
- Dubin et al. *Am J Clin Dermatol* 2019
- Winkelmann et al. *Derm Clin* 2017

Clinical Impact Studies

- Marks et al. *SKIN* 2019
- Mirsky et al. *J Drugs Dermatol* 2018
- Dillon et al. *SKIN* 2018
- Schuitevoerder et al. *J Drugs Dermatol* 2018
- Svoboda et al. *J Drugs Dermatol* 2018
- Farberg et al. *J Drugs Dermatol* 2017
- Berger et al. *CMRO* 2016

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PRODUCT PIPELINE The Skin Cancer Diagnostics Company

TREATMENT PATHWAYS IN SQUAMOUS CELL CARCINOMA OF THE SKIN (SCC) ARE BASED UPON RISK OF METASTASIS “Low” Risk Treatment plans may include: 80% of › Curettage and electrodesiccation patients or Mohs or WLE Clinicopathologic factors determine Biopsy high vs low-risk based diagnosis of SCC high-risk is defined as having one or more clinicopathologic factors Treatment plans may include: “High” Risk › Mohs or WLE 20% of › Radiation therapy patients › Chemotherapy › Some centers perform SLNB LIMITATIONS OF CURRENT STAGING SYSTEMS (AJCC [head/neck only], BWH, NCCN): LOW POSITIVE PREDICTIVE VALUE (PPV): AJCC = 14-17%. BWH = 24-38%. NCCN <10%. NCCN Guidelines v2.2019 16

DECISIONDX-SCC APPROPRIATE USE IS TARGETED TO THE high-risk PATIENT AND PROVIDES FOR DIFFERENTIAL ACTIONS “Low” Risk Treatment plans may include: 80% of › Curettage and electrodesiccation patients or Mohs or WLE Clinicopathologic factors determine Biopsy high vs low risk based diagnosis of SCC high-risk is defined as having one or more clinicopathologic factors Class 2A Treatment plans may include: “High” Risk result › Mohs or WLE 20% of › Radiation therapy patients Class 2B › Chemotherapy result › Some centers perform SLNB Clinical Validation Study presented at Amer Soc Derm Surgery (Oct 2019): • n=321. 93% of patients were staged as “high-risk”. 16% overall metastatic rate. • NPV of Class 1 test result = 91%. 63% of patients were Class 1. • PPV of Class 2B test result = 60%. 17

SUSPICIOUS PIGMENTED LESIONS: PRODUCT CANDIDATE

ADJUNCT DIAGNOSTIC SUPPORT FOR HISTOPATHOLOGICALLY CHALLENGING LESIONS

Attractive Market	Implications of Over- and Undercalling Melanoma
~2 million suspicious pigmented lesions biopsied annually **~300,000 biopsies cannot be confidently confirmed as melanoma or benign lesion through histopathology alone**	**Overcalling can lead to:** › Unnecessary surgery potentially including SLNB › Unnecessary follow-up including imaging, and potentially adjuvant therapy and/or clinical trial participation **Undercalling can miss:** › The most dangerous form of skin cancer

Our Development Goal: Improve decision points through increased positive predictive value and identification of low-risk patients actually at high-risk of recurrence

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The Skin Cancer Diagnostics Company

DecisionDx-UM: STANDARD OF CARE

Strong Evidence Base

- 14+ peer-reviewed publications, 2,000+ patients

Widespread adoption

- 90%+ of U.S. ocular oncology institutions order
- 1,413 reports issued in 2018

Broad Coverage

- 143+ million total lives covered
- Medicare LCD covers patients with a confirmed diagnosis and no evidence of metastatic disease
- "Existing ADLT" status effective May 2019

AJCC and NCCN Guideline Inclusion

Uveal Melanoma – A Rare Eye Cancer

↓

~1,600 patients diagnosed in the U.S. annually

~97% of patients – no evidence of metastatic disease at the time of diagnosis

~30% will develop metastases within 3 years

↓

DecisionDx-UM
(Uveal Melanoma)
15-Gene Expression Profile (GEP) Test

Low-risk: **~67%**	High-risk: **~33%**
Low Intensity Management	High Intensity Management

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FINANCIAL OVERVIEW The Skin Cancer Diagnostics Company

KEY PERFORMANCE INDICATORS DRIVING GROWTH › 1Q19: Expanded sales territories from 14 to 23 Report › Further expansion from 23 to 32 planned for Dec 2019 Volume › 3Q19 vs 3Q18, DecisionDx-Melanoma report volume up 32% and new ordering clinicians up 26% Revenue › DecisionDx-Melanoma ASP: Significant growth 2018 vs 2017. Medicare rate increased in July 2019 to $7,193 for 3Q19 through 1Q20, thereafter PAMA rate. Reimbursement › Expanded draft LCD posted Aug 22, 2019 › DecisionDx-UM ASP: Continued 2018 over 2017 growth. PAMA rate effective Jan 1, 2021 Gross › 88% in 3Q19 vs 64% in 3Q18 Margin › Expect continued margin expansion driven by increasing ASPs and efficiencies of scale Profitability › 2 pipeline products expected to commercially launch in the second half of 2020 with New Product additional estimated $1.4B+ U.S. TAM Development Pipeline › Expect to leverage our existing sales channel to support the launch of additional products 22

1Q19 SALES EXPANSION SUPPORTING STRONG TEST REPORT GROWTH AND NEW ORDERING PHYSICIANS GROWTH Outside Sales Territories DecisionDx-Melanoma DecisionDx-Melanoma 32 Test Report Growth New Ordering Physicians 4126 23 3136 32% 26% 16 15 15 14 2015 2016 2017 2018 Feb 19 Dec 19 3Q18 3Q19 3Q18 3Q19 Additional 9 outside sales territories planned for December 2019 23

PIPELINE PRODUCTS FIT INTO EXISTING COMMERCIAL CHANNEL DecisionDx-Melanoma Call Points Test Report Growth13,445 Product Primary Secondary 12,032 Dermatology (including Mohs), Dermatopathology 9,300 Surgeons Medical Oncology 6,295 * Dermatology (including Mohs), Dermatopathology 2,858 Surgeons Medical Oncology Suspicious * Dermatopathology Dermatology 2015 2016 2017 2018 Pigmented Lesions * Expected commercial launch in 2H20 24

STRONG THIRD QUARTER 2019 ADJUSTED REVENUE AND ADJUSTED GROSS MARGIN Adj. Net Revenue ($ in millions) Adj. Gross Margin ($ in millions) $14.8 $13.1 $5.91 $4.51 3Q18 3Q19 3Q18 3Q19 Adj. Gross Margin % 77% 1 88% Source: Company financials. Unaudited. 1 See Non-GAAP Reconciliation at end of presentation. 25

CASTLE BIOSCIENCES Improving Health Outcomes Of Patients With Skin Cancer Through Innovative, Clinically Actionable, Cost-effective Diagnostics › STRONG FINANCIALS › High volume growth: 3Q2019 = DecisionDx-Melanoma = 32%; 30% total GEP test reports › Strong revenue: 3Q2019 =$14.8 million; YTD2019 = $34.2 million › Gross Margin: 3Q2019=$13.1 million, or 88% › Cash at September 30, 2019, of $94.5 million › INNOVATIVE PRODUCTS › Two commercialized products that improve treatment decisions for patients with melanoma › 95% of commercial emphasis currently on skin melanoma › Pipeline products → Two additional skin cancer products expected to launch in second half of 2020 › Will increase estimated U.S. total addressable market size by $1.4B to $2.0B › ADVANCING EVIDENCE DEVELOPMENT › We support our products with extensive studies on clinical validity, clinical utility and analytical validity › 22 peer-reviewed publications for DecisionDx-Melanoma › Both DecisionDx-Melanoma and DecisionDx-UM achieved Category I MAAA CPT code status › Recently presented clinical validation data for DecisionDx-SCC pipeline product 26

The Skin Cancer Diagnostics Company THANK YOU

NON-GAAP FINANCIAL MEASURES In this presentation, we use the metrics of Adjusted Revenues, Adjusted Gross Margin and Adjusted Gross Margin Percentage, which are non-GAAP financial measures and are not calculated in accordance with generally acceptance accounting principles in the United States, or GAAP. These non-GAAP financial measures reflect adjustments of revenues associated with test reports delivered in one reporting period, that were not recognizable until a later reporting period because all of the criteria for revenue recognition were not met under GAAP. Specifically, we did not have a Medicare Local Coverage Determination, or LCD, in place for our DecisionDx-Melanoma test until the fourth quarter of 2018. When issued, the LCD also provided coverage for payment of claims beginning in February 2018. Therefore, all the revenues covered by the LCD associated with tests delivered in the first through third quarters of 2018 were not recognized in our reported GAAP revenue until the fourth quarter of 2018. We use Adjusted Revenues, Adjusted Gross Margin and Adjusted Gross Margin percentage because we believe these metrics provide useful supplemental information in understanding changes in our year-over-year financial performance. However, our non-GAAP financial measures may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures, limiting their usefulness for comparative purposes. These non-GAAP financial measures are not meant to be a substitute for those reported in accordance with GAAP and should be considered in conjunction with financial information presented on a GAAP basis. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure are presented on the following slide.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Three Months Ended September 30, 2019 2018 (in thousands) Adjusted Revenues Adjusted Revenues (Non-GAAP) $ 14,775 $ 5,898 DecisionDx-Melanoma Medicare revenue associated with test reports delivered in 3Q18 not recognizable until 4Q18 - (2,186) Net Revenues (GAAP) $ 14,775 $ 3,712 Adjusted Gross Margin Adjusted Gross Margin (Non-GAAP) $ 13,066 $ 4,547 DecisionDx-Melanoma Medicare revenue associated with test reports delivered in 3Q18 not recognizable until 4Q18 - (2,186) Gross Margin (GAAP) $ 13,066 $ 2,361 Adjusted Gross Margin Percentage Adjusted Gross Margin Percentage (Non-GAAP) 88% 77% DecisionDx-Melanoma Medicare revenue associated with test reports delivered in 3Q18 not recognizable until 4Q18 0% -13% Gross Margin Percentage (GAAP) 88% 64%